AUL American Series Fund, Inc.
                            Annual Report
                          December 31, 1996
                                asxc
This report may be used as sales literature only when accompanied or preceded by effective prospectuses of AUL
American Series Fund, Inc. and AUL American Unit Trust or AUL American Individual Unit Trust, which relate sales expense and other pertinent information.

A Message
From
The Chairman of the Board
and President

The U.S. economy continued its moderate expansion during 1996. Investors began the year fearing that the economic growth rate would accelerate, forcing the Federal Reserve to tighten monetary policy. However, GDP (gross domestic product) grew at a sustainable pace during the year while core inflation remained subdued. This seemed to have the effect of calming investors and reduced prospects for monetary tightening by the Federal
Reserve in the near term.
The stock market experienced another rewarding year in 1996 with the Dow
Jones Industrial Average and the S&P 500
(commonly quoted equity indices) establishing new highs throughout the year. During 1996, investors continued to react positively to the combination of slow growth and moderate inflation.
However, not all stocks had identical performance.
These major equity indices were driven by the superior returns of large capitalization growth companies while small and medium size companies lagged conspicuously.
Long maturity Treasury bonds yielded just below 6% at the beginning of 1996.
By midyear, however, investors were
increasingly concerned about the inflationary impact of rapid employment growth in the U.S. economy. Long maturity
Treasury bond yields increased to more than 7%. Although a brief market rally occurred in the fourth quarter, year-end intermediate and longer maturity bond yields remained seventy to eighty basis points above levels at the beginning of the year. Because of the move to higher interest rates and lower bond prices in 1996, bond market returns were modest, especially relative to stock market returns.
Equity investors have now experienced two back-to-back years of excellent stock performance. Even after the exuberance of
the last two years, the major stock averages could still post further gains during 1997, but the gains are expected to be on a more modest scale. The market could also experience increased volatility as equity concerns heighten. Good bond performance is likely to be highly dependent on investors' comfort level with the pace of economic growth and continued
moderate inflation.
Investment performance for the AUL American Series Fund, Inc. for the year
1996 was:
          Equity Portfolio           19.2%     Managed Portfolio          11.8%
      Money Market Portfolio              4.6%Tactical Asset Allocation   15.7%
       Bond Portfolio   2.2%
We suggest your careful review of the Portfolio Manager comments found on the following pages comparing these returns to other indices. The performance numbers for the AUL American Series Fund, Inc. are net of investment advisory fees and other expenses paid by each portfolio but do not reflect specified contract charges and mortality and expense risk charges which may be incurred when investing in a variable annuity contract.

James W. Murphy
Chairman of the Board of Directors and President

Indianapolis, Indiana
January 15, 1997

      Directors and Officers of AUL American Series Fund, Inc.
James W. Murphy, Chairman of the Board and President
James P. Shanahan, Director, Vice President and Treasurer
Dr. Ronald D. Anderson, Director                Dr. Leslie Lenkowsky, Director
    Professor, School of Business                    President, Hudson Institute
    Indiana University, Indianapolis, Indiana             Indianapolis, Indiana
Leonard D. Schutt, Director                Richard A. Wacker, Secretary

A Message
From
Kathryn Hudspeth,
Portfolio Manager
of Equity Portfolio

The Equity Portfolio invests primarily in equity securities selected on the basis of fundamental investment research for their long-term growth prospects. Using a bottom-up approach, the Portfolio concentrates on companies which appear undervalued compared to the market and to their own historic valuation levels. Other important considerations include management ability, free cashflow, insider ownership and industry dominance.

Equity investors were the obvious winners in 1996 compared to other traditional asset classes. Except for brief resistance during July and December, the S&P 500 marched confidently to new highs. Investor enthusiasm was fueled by the possibility of continued moderate economic growth coupled with subdued inflation. This allowed the Federal Reserve to remain on the sidelines instead of tightening monetary policy. Another major factor supporting the stock market during 1996 was its overall liquidity as investors poured record amounts of money into equity mutual funds.

As a result, 1996 was another impressive year for stocks with the S&P 500 advancing 23%. After considering 1995's investment return, this represents the largest two-year advance since the mid-1950's. However, not all segments of the stock market performed as well as the S&P 500. This equity index is dominated by the returns of large capitalization, or blue chip, companies. During 1996, it became apparent that profit growth was decelerating. In response, investors focused almost exclusively on companies with consistent and visible earnings growth. This resulted in massive purchases of large capitalization growth companies which pushed the prices of this small group of stocks to extreme valuation levels.
Unfortunately, the rest of the market trailed dramatically. Therefore, size became an overriding equity theme during 1996.

The Equity Portfolio achieved a 19.2% investment return for calendar 1996 which is much higher than the long-term average return for stocks. The Portfolio benefitted from its concentration in technology, pharmaceutical and merchandising companies. The return of the Portfolio was also propelled by several merger situations and share repurchase programs.
However, since the Equity Portfolio utilizes a value approach, it did not invest heavily in large capitalization companies as this area of the market was overvalued and became more extended as the year progressed.

Equity investors have experienced two successive years of phenomenal returns. The obvious debate is whether enough positive information exists to keep equity momentum moving forward. Investors are generally expecting another year of moderate growth and subdued inflation. Any deviation from this expectation will cause increased volatility for the stock market. Earnings momentum and mutual fund flows have slowed since the first of the year. Even Federal Reserve Chairman
Alan Greenspan commented on the "irrational exuberance" of the stock market, which raised concerns that the Federal
Reserve might intervene and tighten monetary policy. While economic fundamentals remain attractive, equity investing will remain challenging during 1997.

AUL American Series Fund, Inc. Equity Portfolio
















                                                Equity                   S&P 500
                                   Portfolio
One Year                             19.2%       23.0%
Five Years                           13.0%       15.2%
Since Inception (4/10/90)           13.2%       15.3%
Value of a hypothetical $10,000
investment made 4/10/90            $22,915      $26,223

The charts show the Equity Portfolio's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poor's Corporation. The inception figures are from commencement of operations.

Performance numbers for the Equity Portfolio are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary so shares may be worth more or less than their original cost when redeemed.

A Message
From
Kent Adams,
Portfolio Manager
of Bond Portfolio

The Bond Portfolio invests primarily in U.S. Treasury and Agency bonds and notes, investment grade corporate bonds, and U.S. Agency-backed residential mortgage obligations. Portfolio holdings may range in maturity from overnight money market investments to bonds with maturities as long as 30 years. The average maturity of the portfolio is shortened or lengthened depending on the outlook for interest rates. The mix of corporate bonds, U.S. Agencies and Treasuries, and mortgage-backed securities in the portfolio is varied depending on the relative attractiveness of these sectors.

The Bond Portfolio's total return was 2.2% in 1996. This return represents interest income and the price change of the fixed income securities held in the Portfolio. The Bond Portfolio experienced price declines on bond holdings in 1996 due to the increase in interest rates that occurred. The total return for the Lehman Government/Corporate Bond Index was 2.9% in 1996.

At the beginning of 1996 the Bond Portfolio's average duration was slightly shorter than the Lehman Government/Corporate
Index's average duration. As interest rates increased and bond prices decreased during the first half of the year, the portfolio was lengthened to an average duration longer than the Index's duration. When interest rates for intermediate and longer maturity Treasury bonds declined sharply in the fourth quarter of 1996, the average duration of the Portfolio was reduced to a level slightly shorter than that of the Lehman Government/Corporate Index.

More than one-half of the Portfolio at year-end 1996 was invested in high quality U.S. Treasury and Agency holdings. Less than 30 percent of the Portfolio was invested in corporate bonds at year-end due to the historically low yield spreads available relative to Treasuries. The percentage of investments in residential mortgage-backed securities declined slightly during the year to approximately 14% of the Portfolio. Residential mortgage-backed securities generally offer high yields but can perform poorly during periods of interest rate volatility due to the option of the homeowner to refinance when interest rates decline.

Bond investors will be closely monitoring the Federal Reserve Bank's reaction to economic trends in 1997. Over a longer term time horizon, bonds should perform well given the likelihood of moderate economic growth and low inflation. In the short run, however, a market-disrupting hike in the federal funds rate target might be necessary before improved bond performance can become a reality.

Beginning in 1997, the bond fund will use the Lehman Aggregate Bond Index as its benchmark instead of the Lehman
Government/Corporate Bond Index which has been used in the past. The Lehman Aggregate Bond Index includes one-year and longer government, corporate, Yankee, and U.S. Agency mortgage-backed bonds and has an average maturity of 8 3_4 years. This Index is a better match to the Bond Portfolio for comparative purposes because this Index includes mortgage-backed securities, while the Lehman Government/Corporate Index does not.

AUL American Series Fund, Inc. Bond Portfolio























                                   Bond          Lehman Brothers
                                    Portfolio   Bond Index
One Year                                  2.2%       2.9%
Five Years                                6.6%       7.2%
Since Inception (4/10/90)                 8.7%       9.0%
Value of a hypothetical $10,000
investment made 4/10/90             $17,468     $17,887


The charts show the Bond Portfolio's total returns, which include changes in share price and reinvestment of income and capital gains. Figures for the Lehman Brothers Government/Corporate Bond Index, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. The inception figures are from commencement of operations.

Performance numbers for the Bond Portfolio are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary so shares may be worth more or less than their original cost when redeemed.
A Message From Kathryn Hudspeth and
Kent Adams, Portfolio Managers of
Managed Portfolio

The Managed Portfolio utilizes a fully managed investment policy by allocating assets among publicly traded common stocks, debt securities, and money market instruments. Asset allocation decisions are based on economic factors and the valuation of each asset class compared to historic levels.

The current economic expansion is well into its sixth year which makes it one of the longest expansions in post war history.
Despite its longevity, it has been characterized as extremely moderate. The U.S. economy has succeeded in expanding for almost six years without a serious threat of excessive inflation or any major setback to the stock market.

After achieving above average returns for both equities and fixed income securities during 1995, the markets experienced a change of direction during 1996. Interest rates increased dramatically during the first quarter of 1996 as economic statistics indicated that the economy was advancing faster than expected. The rise in interest rates took an obvious toll on the bond market as bond prices declined. The stock market ignored the negative implications of higher rates and reached ever higher valuations.

Stock investors remained positive throughout the year with only minor setbacks occurring in July and December. As a result, stock prices rose dramatically and rewarded equity investors handsomely. However, the equity advance became increasingly narrow as investors emphasized large capitalization companies with stable earnings trends.

Halfway through 1996, the Portfolio managers became concerned about the relative valuation between the stock and bond markets. At that point, the equity concentration of the Portfolio was reduced. Subsequently, the stock market experienced a sell-off in July creating a better balance between the two markets. The asset allocation became more aggressive after the July sell-off and by the end of 1996, 55% of the Managed Portfolio was invested in stocks, while 42% was invested in high quality bonds and 3% was invested in money market instruments. This can be compared to an asset allocation of 54% stocks, 41% bonds and 5% cash equivalents at year-end 1995.

The Managed Portfolio finished 1996 with an investment return of 11.8% compared to 2.9% for the Lehman Brothers
Government/Corporate Bond Index and 23.0% for the S&P 500.

At the present time, most economists are projecting another year of moderate
growth and low inflation for 1997.   Although
the stock market has experienced two consecutive years of above average returns, the major equity indices could still post further gains. Bonds should also do well in 1997 if the economists are correct in their projections. If, however, the Federal
Reserve Bank determines that a hike in short-term interest rates is necessary to control economic growth, then both bonds and stocks could experience some near-term price volatility.

AUL American Series
Fund, Inc. Managed Portfolio


























                                   Managed   S&P 500   Lehman Brothers
                        Portfolio              Bond Index
One Year                  11.8%      23.0%            2.9%
Five Years                10.0%      15.2%            7.2%
Since Inception (4/10/90)            10.8%        15.3%           9.0%
Value of a hypothetical $10,000
investment made 4/10/90 $19,913     $26,223     $17,887


The charts show the Managed Portfolio's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poor's Corporation. Figures for the Lehman Brothers
Government/Corporate Bond Index, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. The inception figures are from commencement of operations.

Performance numbers for the Managed Portfolio are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, it would be lower. Past performance is no guarantee of future results. Principal and investment return will vary so shares may be worth more or less than their original cost when redeemed.
A Message
From
John Riazzi,
Portfolio Manager
of Tactical Asset Allocation Portfolio

Needless to say, 1996 was a terrific year for the stock market and for the Tactical Asset Allocation Portfolio.

There is an old adage, who's author or origin we do not know   "the third time
is the charm." Well, in terms of the stock market, it's hard to imagine 1997 being any more charming than the past two years. In fact 1995 and 1996 provided equity investors with the strongest two year period in nearly 40 years. For 1996, the S&P 500 finished +23%, while bonds, as measured by the Lehman Intermediate Government/Corporate Index, finished the year +4%. The Tactical Asset Allocation
Portfolio advanced a solid +15.7% for 1996. The results are very much in keeping with our stated objective of competitive investment returns, while attempting to provide downside risk protection and preservation of capital.

As of the end of 1996, and for the greater part of the year, the portfolio maintained stock exposure ranging between 48% and 55%. The fixed income portion of the portfolio, represented by a conservative "cover the downside" profile, was split between short term (less than 31_2 year average maturity) U.S. Government securities and agencies (a total of 30% of the portfolio, and short-term cash investments (15% of the portfolio).

The fact that 45% of the total portfolio has been positioned to provide stability and consistency, as stated in the prospectus, may bring into question our ability to chalk up competitive results. One factor, however, which has allowed us to show investment returns comparable to other portfolio options invested 70% - 100% in stock, has been our superior industry and security selection.

The portfolio maintained its discipline of not exceeding 10% in any one industry, so no one "industry bet" distorted performance. With this in mind, however, the Tactical Asset Allocation portfolio had exposure in numerous industries which
outperformed the S&P 500 by double digit margins: Data Storage   +43% greater
relative return , Energy   +29% greater
relative return, Retail   +129% greater relative return, Insurance   +26%
greater relative return, and Financial Services   +23%
greater relative return.

As we look to 1997, we do not believe investors can continue to enjoy the "rising tide" for all equity holdings. The current valuations for the overall stock market are relatively poor. The dividend yield on the S&P 500 is the lowest in history, and the price-to-book value ratio is at an all time high. Likewise, technical divergence in the market as portrayed by the narrowing of leadership among individual stockholdings, provides some evidence of a vulnerable marketplace. This however, does not have to spell disaster. 1996 displayed a number of these same characteristics, yet the market sustained its advance, with the help of strong corporate earnings, a low (relative) interest rate environment and a benign inflation level (the Consumer Price
Index increased just over 3%).

Continuation of these favorable macro trends could allow 1997 to shrug off a number of the negatives, just as 1996 did.
However, as a prudent investor we will not ignore the caution signals present and we will keep one eye on the exit door (as is reflected by our asset allocation). At the same time, in an effort to build on our successes of 1996, our equity research team will work aggressively to uncover superior investment opportunities.
Rest assured, as 1997 develops   consistence and competitiveness remain at the
heart of our decision making.

AUL American Series Fund, Inc. Tactical Asset Allocation Portfolio












                    Tactical Asset            S&P 500           Lehman Brothers
            Allocation Portfolio                                  Bond Index
One Year                  15.7%      23.0%           15.2%
Since Inception (7/31/95)            15.9%        24.3%          16.9%
Value of a hypothetical $10,000
investment made 7/31/95 $12,320     $13,609     $12,479



The charts show the Tactical Asset Allocation Portfolio's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poor's Corporation. Figures for the Lehman
Brothers Government/Corporate Bond Index, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. The inception figures are from commencement of operations.

Performance numbers for the Tactical Asset Allocation account are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, it would be lower. Past performance is no guarantee of future results. Principal and investment return will vary so shares may be worth more or less than their original cost when redeemed.
(This page is intentionally blank.)

Report of Independent Accountants




The Shareholders and Board of Directors
AUL American Series Fund, Inc.


We have audited the accompanying statements of net assets, including the schedules of investments, of the AUL
American Series Fund, Inc. (comprising, respectively, the Equity, Money Market, Bond, Managed, and Tactical
Asset Allocation Portfolios) as of December 31, 1996, the related statements of operations for the year then ended, and, except for the Tactical Asset Allocation Portfolio, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and for the Tactical Asset Allocation Portfolio the statement of changes in net assets, and financial highlights for the year ended December 31, 1996 and the period July 31, 1995 through December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of December 31, 1996, confirmation by correspondence with brokers as to securities purchased but not received at that date, or other auditing procedures where confirmations from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the AUL American Series Fund,
Inc., as of December 31, 1996; the results of their operations for the year then ended, and, except for the Tactical
Asset Allocation Portfolio, the changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended; and for the Tactical Asset Allocation
Portfolio changes in net assets and financial highlights for the year ended December 31, 1996 and for the period
July 31, 1995 through December 31, 1995, in conformity with generally accepted accounting principles.


Indianapolis, Indiana
January 31, 1997

(This page is intentionally blank.)

                   AUL American Series Fund, Inc.
                      statementS of net assets
                          December 31, 1996

      Portfolio

                               Equity       Money Market      Bond     Managed
Tactical Asset


Assets:
Investments in securities
at market value              $ 50,679,067  $ 40,351,959 $ 27,813,660 $42,708,728
 $2,154,548
(cost: $39,000,971, $40,351,959,
$27,169,794, $36,664,068,
and $1,921,705, respectively)
Cash                                                                   50,865
      13
Receivable for shares sold, net                                        32,375
      86
Dividends and interest receivable   86,281       58,419      403,354  334,844
  12,817
Prepaid expense                         89           89           89       89
      89
Deferred organization costs
5,774

Total assets                     50,765,437  40,410,467  28,217,103  43,126,901
2,173,327



Liabilities:
Distributions payable to AUL      18,251
10,440
Distributions payable to Dean
10,440
Payable for portfolio shares
redeemed, net                      4,711     150,841       5,950
Payable for investments purchased   50,863
Investment advisory fees payable    22,669    18,489      13,317     20,129
     611
Accrued expenses                    16,837    13,662       9,956     15,155
    522
Organization costs payable to AUL
    6,441

Total liabilities                  113,331   182,992       29,223   35,284
     28,454



Net Assets                 $    50,652,106 $40,227,475 $28,187,880   $43,091,617
  $        2,144,873



Shares outstanding              3,042,989  40,227,475   2,648,089     3,215,189
            184,046



Net Asset Value per share $      16.65 $      1.00 $       10.65  $      13.40
$            11.65












The accompanying notes are an integral part of the financial statements.

                   AUL American Series Fund, Inc.
                      statementS of operations
                For the year ended December 31, 1996


      Portfolio

                       Equity Money Market      Bond     Managed
Tactical Asset


Investment Income:
Income:
Dividends        $        759,611        $              $          $395,677
$            15,506
Interest                  308,565         1,778,244      1,803,030 1,135,753
          44,662

                        1,068,176         1,778,244      1,803,030  1,531,430
              60,168



Expenses:
Investment advisory fee    212,114          166,215        137,536  184,974
            11,644
Custodian and service agent fees    57,271   44,878         37,135   49,942
        2,297
Professional fees            7,049            5,494          4,607    6,126
          312
Amortization of deferred
organization costs
         1,602
Director fees               5,248             4,145          3,406    4,550
          210
Other expenses             16,644            13,093         11,237   14,746
        1,017

                          298,326          233,825         193,921   260,338
            17,082



Net investment income      769,850        1,544,419      1,609,109 1,271,092
                  43,086



Gain (Loss) on Investments:
Net realized gain (loss)   (217,011)                        18,492    77,781
             26,150
Net change in
unrealized gain (loss)   6,974,701                      (1,021,212)   2,961,892
                 188,464

Net gain (loss)         6,757,690                       (1,002,720)   3,039,673
                 214,614



Net Increase in
Net Assets from Operations  $  7,527,540 $  1,544,419   $  606,389  $ 4,310,765
  $          257,700













The accompanying notes are an integral part of the financial statement AUL American Series Fund, Inc.
                 statementS of changes in net assets
           for the years ended December 31, 1996 and 1995


      Portfolio

                                Equity           Money Market


                             1996      1995     1996    1995



Increase (Decrease) in Net Assets
from Operations:
Net investment income  $        769,850 $       601,923 $ 1,544,419  $ 986,482
Net realized gain (loss)       (217,011)          398,786
Net change in
unrealized gain (loss)         6,974,701         4,083,680

Increase in Assets
from Operations               7,527,540          5,084,389 1,544,419    986,482


Dividends and Distributions:
From net investment income     (760,627)        (599,497)   (1,544,419)(986,482)
From net realized gain                  (398,786)

Decrease                      (760,627)        (998,283)  (1,544,419)  (986,482)


Shareholder Transactions:
Proceeds from shares sold       14,831,799    14,809,942   82,650,126 51,157,189
Reinvested distributions         677,401        864,872    1,544,419   986,482
Cost of shares redeemed        (6,923,532)   (5,024,617)(68,257,076)(43,349,308)

Increase                      8,585,668    10,650,197     15,937,469   8,794,363


Net increase                 15,352,581    14,736,303     15,937,469   8,794,363
Net Assets at beginning of year 35,299,525 20,563,222     24,290,006  15,495,643

Net Assets at end of year   $ 50,652,106  $ 35,299,525  $40,227,475$ 24,290,006



Shares sold                  965,142         1,118,147     82,650,126 51,157,189
Reinvested distributions          43,359   62,363        1,544,419       986,482
Shares redeemed               (449,474)      (372,202) (68,257,076) (43,349,308)


Net Increase                    559,027   808,308     15,937,469       8,794,363
Shares outstanding
at beginning of year 2,483,962 1,675,654  24,290,006 15,495,643

Shares outstanding
at end of year               3,042,989      2,483,962   40,227,475    24,290,006











The accompanying notes are an integral part of the financial statements.

                   AUL American Series Fund, Inc.
           statementS of changes in net assets (continued) for the years ended December 31, 1996 and 1995


      Portfolio

                                 Bond              Managed


                             1996      1995     1996    1995



Increase (Decrease) in Net Assets
from Operations:
Net investment
income  $      1,609,109 $       1,479,745 $    1,271,092  $        1,097,910
Net realized
gain                18,492   263,778           77,781              475,564
Net change in
unrealized
gain (loss)    (1,021,212)    2,110,855         2,961,892           3,392,949

Increase in Assets
from Operations    606,389    3,854,378         4,310,765           4,966,423


Dividends and Distributions:
From net investment
income           (1,616,520)       (1,471,732)   (1,269,322)        (1,093,207)
From net realized
gain         (18,491)  (19,580)         (77,781)            (475,564)

Decrease         (1,635,011)       (1,491,312) (1,347,103)        (1,568,771)


Shareholder Transactions:
Proceeds from shares
sold             14,086,640        10,212,753      15,341,831        9,524,234
Reinvested
distributions     1,495,931          938,396      1,316,098           1,378,654
Cost of shares
redeemed        (11,795,234)       (8,537,765)    (7,374,576)        (8,014,116)

Increase          3,787,337         2,613,384      9,283,353           2,888,772


Net increase      2,758,715         4,976,450     12,247,015           6,286,424
Net Assets at
beginning of year 25,429,165        20,452,715    30,844,602          24,558,178

Net Assets at
end of year       $28,187,880  $     25,429,165    $ 43,091,617   $ 30,844,602



Shares sold         1,316,217   952,961        1,203,357              798,921
Reinvested
distributions         141,513   87,346  101,708       113,420
Shares redeemed    (1,108,222) (788,087)  (573,913)           (661,602)


Net Increase                    349,508   252,220  731,152       250,739
Shares outstanding
at beginning of year 2,298,581      2,046,361     2,484,037           2,233,298

Shares outstanding
 at end of year   2,648,089      2,298,581       3,215,189           2,484,037












The accompanying notes are an integral part of the financial statements.

                   AUL American Series Fund, Inc.
           statementS of changes in net assets (continued) for the years ended December 31, 1996 and 1995


      Portfolio

                             Tactical Asset


                             1996    1995(1)



Increase (Decrease) in Net Assets
from Operations:
Net investment income  $         43,086 $          16,139
Net realized gain                26,150     5,349
Net change in
unrealized gain (loss)           188,464            44,379

Increase in Assets
from Operations                 257,700             65,867


Dividends and Distributions:
From net investment income      (42,732)         (16,384)
From net realized gain         (26,150)   (5,349)

Decrease                       (68,882)          (21,733)


Shareholder Transactions:
Proceeds from shares sold        874,893        1,104,684
Reinvested distributions          28,262            1,374
   Cost of shares redeemed       (86,556)         (10,736)

Increase                        816,599         1,095,322


Net increase                  1,005,417         1,139,456
Net Assets at beginning of year        1,139,456

Net Assets at end of year       $      2,144,873  $      1,139,456



Shares sold                      80,409   110,034
Reinvested distributions           2,488      132
Shares redeemed                 (7,998)   (1,019)


Net Increase                     74,899   109,147
Shares outstanding at beginning of year   109,147

Shares outstanding at end of year         184,046  109,147

(1) for the period from July 31, 1995 through December 31, 1995


























The accompanying notes are an integral part of the financial statements.

                   AUL American Series Fund, Inc.
                       schedule of investments
                          equity portfolio
                          December 31, 1996

                               Market                                    Market
Description         Shares              Value   Description      Shares Value

Common Stock (90.5%)

Banks & Financial (10.7%)
American Express Co.          21,300  $    1,203,450
Banc One Corp.        34,630          1,489,090
Great Western Financial       33,100         959,900
Ohio Casualty Corp.    21,600           766,800
Salomon, Inc.         21,400          1,008,475

                                      5,427,715

Broadcasting & Publishing (9.6%)
Chris-Craft Industries, Inc.*       20,420        855,088
Deluxe Corp.          28,500            933,375
Gibson Greetings, Inc.        44,300         869,387
Harland (John H.) Co.         19,300         636,900
Meredith Corp.        15,100            796,525
Moore Corp., Ltd.     36,600                745,725

                                      4,837,000

Chemicals (1.7%)
Carlisle Companies, Inc.       8,700         526,350
Quaker Chemical Corp.         20,400         334,050

                                        860,400

Electrical Equipment &
Electronics (9.1%)
Baldor Electric Co.    60,110         1,480,209
Dynatech Corp.*       55,500          2,455,875
General Electric Co.           6,900         682,237

                                      4,618,321

Entertainment & Leisure (4.3%)
CPI Corp.             69,700          1,167,475
Fleetwood Enterprises, Inc.         37,600      1,034,000

                                      2,201,475


Furniture and Apparel (13.2%)
Hillenbrand Industries, Inc.        30,900      1,120,125
Kellwood Co.          39,600            792,000
La Z Boy Chair Co.                    35,600      1,050,200
Liz Claiborne, Inc.    40,500         1,564,312
Oshkosh B'Gosh, Inc.          42,100         642,025
Class A
Reebok International          36,400       1,528,800

                                      6,697,462

Health Care (7.6%)

Acuson Corp.          37,300     $      909,188
Guidant Corp.          5,983            341,031
Lilly (Eli) & Co.      6,770            494,210
Merck & Co.           12,200            966,850
McKesson Corporation          19,900       1,114,400

                                      3,825,679

Industrial Services (2.4%)
Fluor Daniel          19,206            151,247
Kelly Services, Inc.          38,600       1,042,200

                                      1,193,447

Information Processing &
Telecommunications (7.6%)
Apple Computer, Inc.*         15,200         317,300
International Business         6,900       1,041,900
Machines Corp.
Novell, Inc.*         42,000            397,687
Sun Microsystems, Inc.*       49,600       1,274,100
Telxon Corp.          67,500            826,875

                                      3,857,862

Machinery (1.5%)
Lawson Products, Inc.         10,300         225,312
Precision Castparts Corp.     10,300         511,138

                                        736,450

Merchandising (6.4%)
Longs Drug Stores Corp.           25,500          1,252,687
Mac Frugal's Bargains         16,500         431,063
Close-outs, Inc.
Mercantile Stores Co.         17,800         878,875
Stanhome, Inc.        26,200            694,300

                                      3,256,925

Metals & Mining (2.6%)
Aluminum Company of    16,700         1,064,625
America
Oregon Steel Mills, Inc.      14,800         247,900

                                      1,312,525

Oil & Oil Services (4.1%)
Royal Dutch Petroleum Co.      5,100         870,825
Valero Energy Crop.    42,700         1,222,288

                                      2,093,113

Transportation (4.0%)
Alexander & Baldwin, Inc.     41,300       1,032,500
Norfolk Southern Corp.        11,400         997,500

                                      2,030,000






*does not pay cash dividends






































The accompanying notes are an integral part of the financial statements.

                   AUL American Series Fund, Inc.

                       schedule of investments
                    equity portfolio (continued)
                          December 31, 1996

                                                         Market
                     Description                 Shares  Value


Common Stock (90.5%), continued
Miscellaneous (5.7%)
Boeing Co.                              8,500 $           904,188
Ford Motor Co.                           34,000           1,083,750
Michael Foods, Inc.                      49,300             628,575
Sealright, Inc.                          27,000             283,500

                                                           2,900,013


Total common stock (cost: $34,169,893)                    45,848,387



Money Market Mutual Funds (4.4%)
Riverfront U.S. Government Security     762,808             762,808
Merrill Lynch Institutional Fund        1,469,579           1,469,579

Total mutual funds (cost: $2,232,387)                       2,232,387



                         Interest       Maturity      Principal
                          Rate              Date       Amount


Short-term Notes (5.1%)
Associates Corporation
of North America       5.290%       11/22/96  $        1,000,000     997,050
GE Capital             5.380%       01/10/97           1,000,000     998,675
U.S. Treasury Note     6.500%       05/15/97             600,000     602,568


Total short-term notes (cost: $2,598,691)                            2,598,293


Total Investments (cost: $39,000,971)                  $           50,679,067

*does not pay cash dividends













The accompanying notes are an integral part of the financial statements.

                   AUL American Series Fund, Inc.
                       schedule of investments
                       money market portfolio
                          December 31, 1996


                                 Interest Maturity       Principal  Market
              Description           Rate  Date           Amount      Value


Short-term Notes (49.4%)
U.S. Government & Agency Obligations (49.4%)
Federal Home Loan Bank Notes      5.260%       01/16/97    $4,000,000 $3,991,233
Federal Home Loan Bank Notes      5.250%       02/18/97     5,000,000  4,965,000
Federal Home Loan Mortgage
Corporation Notes         5.240%     01/13/97           4,500,000      4,492,125
Federal Home Loan Bank Notes      5.250%       01/24/97     3,500,000  3,488,260
Federal Home Loan Bank Notes          5.370%       01/30/97  3,000,000 2,987,023

Total short-term notes (cost: $19,923,641)                            19,923,641


Corporate Obligations (37.9%)
Automotive (4.7%)
Ford Motor Credit Corporation         5.380%       01/10/97 1,900,000  1,900,000

Electrical Equipment (9.6%)
General Electric Capital Corporation  5.500%       01/29/97 1,900,000  1,900,000
General Electric Capital Corporation  5.500%       01/30/97 2,000,000  2,000,000

Financial (8.9%)
Norwest Financial Corporation         5.530%       01/24/97 1,800,000  1,800,000
Prudential Funding Corporation        5.400%       01/17/97 1,800,000  1,800,000

Machinery (5.0%)
John Deere Capital Corporation        5.450%       01/30/97 2,000,000  2,000,000

Oil and Gas (5.0%)
Chevron Oil Finance Company           5.430%       01/17/97 2,000,000  2,000,000

Real Estate and Leasing (4.7%)
Associates Corporation of North America 5.480%     01/28/97 1,900,000  1,900,000

Total corporate obligations (cost: $15,300,000)                       15,300,000


                                                  Shares

Money Market Mutual Funds(12.7%)
Dreyfus Masternote Account                       1,220,292           1,220,292
Merrill Lynch Institutional Fund                 1,927,172           1,927,172
Riverfront U.S. Government Security              1,980,854           1,980,854

Total money market mutual funds (cost: $5,128,318)                  5,128,318

Total Investments (cost: $40,351,959)               $           40,351,959













The accompanying notes are an integral part of the financial statements.

                   AUL American Series Fund, Inc.
                       schedule of investments
                           bond portfolio
                          December 31, 1996

                                 Interest  Maturity  Principal           Market
              Description           Rate  Date   Amount  Value


Long-term Notes and Bonds (97.9%)
U.S. Government & Agency Obligations (53.8%)
Federal Home Loan Bank Notes      8.375%   10/25/99    $ 1,300,000 $  1,375,556
Federal Home Loan Bank Notes      5.040%   08/20/98        750,000      739,582
U.S. Treasury Bonds               8.750% 05/15/17        2,750,000    3,355,413
U.S. Treasury Notes               8.000%   05/15/01        700,000      747,880
U.S. Treasury Notes               7.500%    05/15/02       500,000      528,695
U.S. Treasury Notes                   7.250% 08/15/04 1,300,000       1,368,042
U.S. Treasury Notes               8.875%    02/15/99     1,850,000    1,957,171
U.S. Treasury Bonds               9.375%    02/15/06     1,350,000    1,625,265
U.S. Treasury Notes               6.125%       08/31/98  1,400,000    1,406,300
U.S. Treasury Notes               6.750%       04/30/00    600,000      611,328
U.S. Treasury Bonds               8.000%       11/15/21    500,000      573,775
U.S. Treasury Strips                           02/15/07  1,300,000      674,505

                                                                      14,963,512

Collateralized Mortgage Obligations (14.5%)
American Southwest Financial
Corporation CMO         8.900%     03/01/18             187,551        195,353
Federal National Mortgage
Association Notes CMO      7.500%     12/25/09          600,000        596,622
Federal National Mortgage
Association Notes CMO      6.500%     05/25/08          800,000        786,168
Fleet Mortgage
Securities, Inc. CMO           7.950%       06/01/19    562,205        569,738
Merrill Lynch CMO Trust XXXVIID  8.150%    11/01/18     720,000        738,144
Prudential -Bache Trust CMO 12D  5.350%    10/20/09    1,127,510      1,117,002

                                                                      4,003,027

Corporate Obligations (29.6%)
Allstate Corporation Notes     5.875%     06/15/98       625,000        622,656
Associates Corporation of
North America Notes        5.600%     01/15/01           1,600,000    1,542,000
El Paso Natural Gas
Company Notes     7.750%       01/15/02                200,000         208,250
General Motors Acceptance
Corporation Notes          5.450%     03/01/99         1,000,000     983,750
Hydro-Quebec Debenture Bonds  8.050%  07/07/24           400,000     438,500
Eli Lilly & Company Notes  8.375%     12/01/06        850,000        945,625
Providence of Ontario Notes  7.625%   06/22/04        950,000        999,875
Service Company International Notes 6.750% 06/01/01   900,000        895,500
Smith Barney Holdings Notes  7.500%   05/01/02        900,000        931,500
Sun Inc. Debenture Bonds     9.000%   11/01/24        600,000        678,750

                                                                  8,246,406


Total long-term notes and bonds (cost: $26,569,079)                 27,212,945


                                                  Shares

Money Market Mutual Funds (2.1%)
Riverfront U.S. Government Security            540,949             540,949
Merrill Lynch Institutional Fund               59,766              59,766

Total mutual funds (cost: $600,715)                                600,715

Total Investments (cost: $27,169,794)                 $           27,813,660





















The accompanying notes are an integral part of the financial statements.

                   AUL American Series Fund, Inc.
                       schedule of investments
                          managed portfolio
                          December 31, 1996
                              Market                                     Market
Description                   Shares          Value   Description      Shares

Common Stock (55.1%)
Banks & Financial (6.4%)
American Express Co.          10,300  $      581,950
Banc One Corp.        17,750            763,250
Great Western Financial       17,300         501,700
Ohio Casualty Corp.     9,900           351,450
Salomon, Inc.         11,200            527,800

                                      2,726,150

Broadcasting & Publishing (5.1%)
Chris-Craft Industries, Inc.*       10,611        444,336
Deluxe Corp.          15,000            491,250
Gibson Greetings, Inc.        23,400         459,225
Harland (John H.) Co.          9,700         320,100
Meredith Corp.         8,000                422,000

                                      2,136,911

Chemicals (0.9%)
Carlisle Companies, Inc.            4,500            272,250
Quaker Chemical Corp.          8,100         132,637

                                        404,887

Electrical Equipment &
Electronics (5.6%)
Baldor Electric Co.    30,950           762,144
Dynatech Corp.*       28,300          1,252,275
General Electric Co.           3,800         375,725

                                      2,390,144

Entertainment & Leisure (2.7%)
CPI Corp.             36,200            606,350
Fleetwood Enterprises         19,400         533,500

                                      1,139,850

Furniture and Apparel (8.1%)
Hillenbrand Industries, Inc.        15,700        569,125
Kellwood Co.          21,000            420,000
La Z Boy Chair Co.    18,400            542,800
Liz Claiborne, Inc.    20,700           799,537
Oshkosh B'Gosh, Inc.          22,300         340,075
Class A
Reebok International          18,800         789,600

                                      3,461,137

Health Care (4.5%)
Acuson Corp.*         19,000     $      463,125
Guidant Corp.          3,050            173,850
Lilly (Eli) & Co.      3,252            237,396
Merck & Co.            6,300            499,275
McKesson Corporation          10,300         576,800

                                      1,950,446

Industrial Services (1.5%)
Fluor Daniel                                    10,555          83,121
Kelly Services        20,000            540,000

                                        623,121

Information Processing &
Telecommunications (4.7%)
Apple Computer, Inc.*          8,600         179,525
International Business         3,600         543,600
Machines Corp.
Novell, Inc.*         21,600            204,525
Sun Microsystems, Inc.*       25,400         652,462
Telxon Corp.          34,800            426,300

                                      2,006,412

Machinery (0.9%)
Lawson Products, Inc.          6,600         144,375
Precision Castparts Corp.      5,100         253,087

                                        397,462

Merchandising (3.9%)
Longs Drug Stores Corp.       13,200         648,450
Mac Frugal's Bargains          8,200         214,225
Close-outs, Inc.
Mercantile Stores Co.          9,300         459,188
Stanhome, Inc.        13,500            357,750

                                      1,679,613

Metals & Mining (1.6%)
Aluminum Company of     8,800           561,000
America
Oregon Steel Mills, Inc.       8,000         134,000

                                        695,000

Oil & Oil Services (2.5%)
Royal Dutch Petroleum Co.      2,500         426,875
Valero Energy Crop.    22,300           638,338

                                      1,065,213

Transportation (2.5%)
Alexander & Baldwin, Inc.     21,300         532,500
Norfolk Southern Corp.         5,900         516,250

                                      1,048,750

*does not pay cash dividends

The accompanying notes are an integral part of the financial statements.

                   AUL American Series Fund, Inc.
                       schedule of investments
                    managed portfolio (continued)
                          December 31, 1996

                                          Market
      Description                 Shares  Value


Common Stock (55.1%), continued
Miscellaneous (4.2%)
Boeing Co.                        4,100 $           436,137
Ford Motor Co.                   17,500             557,813
Michael Foods, Inc.              23,400             298,350
Moore Corp., Ltd.                18,900             385,088
Sealright, Inc.                  11,300             118,650

                                                                    1,796,038

Total common stock (cost: $17,784,415)                              23,521,134

Money Market Mutual Funds (2.7%)
Riverfront U.S. Government Security           808,586             808,586
Merrill Lynch Institutional Fund             342,472             342,472

Total money market mutual funds (cost: $1,151,058)                   1,151,058

                    Interest       Maturity             Principal
                     Rate              Date                 Amount

Notes and Bonds (42.2%)
U.S. Government and Agency Obligations (31.3%)
Federal Home Loan
Bank Bonds          8.600%       06/25/99    $  500,000             528,480
Federal Home Loan
Bank Bonds          8.375%       10/25/99       900,000             952,307
Federal Home Loan
Banks Notes         5.040%       08/20/98       250,000             246,528
Federal National
Mortgage Association Bonds 8.350%     11/10/99  500,000             529,145
Federal National
Mortgage Association CMO     6.500%   05/25/08  500,000             491,355
U.S. Treasury Bonds  9.375%       02/15/06    1,500,000           1,805,850
U.S. Treasury Bonds  8.750%       05/15/17    1,450,000           1,769,218
U.S. Treasury Notes  8.000%       02/15/01    1,125,000           1,201,950
U.S. Treasury Notes  7.500%       02/15/02      700,000             740,173
U.S. Treasury Notes  7.250%       08/15/04    2,000,000           2,104,680
U.S. Treasury Notes  8.875%       02/15/99    1,150,000           1,216,620
U.S. Treasury Bonds  8.000%       11/15/21      200,000             229,510
U.S. Treasury Notes  6.125%       08/31/98    1,000,000           1,004,500
U.S. Treasury Notes  6.750%       04/30/00      200,000             203,776
U.S. Treasury Strips              02/15/07      700,000             363,195

                                                                 13,387,287
Corporate Obligations (10.9%)
Allstate Corporation
Notes            5.875%       06/15/98          250,000             249,062
Associates Corporation
of North America    5.600%       01/15/01       400,000             385,500
El Paso Natural Gas
Company Notes     7.750%       01/15/02         100,000             104,125
General Motors Acceptance
Corporation Notes          5.450%     03/01/99  800,000             787,000
Hydro-Quebec Debenture
Bonds          8.050%       07/07/24            250,000             274,062
Eli Lilly & Company Notes 8.375%       12/01/06 450,000             500,625
Providence of
Ontario Notes           7.625%       06/22/04   550,000             578,875
Service Company
International Notes     6.750%       06/01/01   700,000             696,500
Smith Barney Holding Notes 7.500%    05/01/02   600,000             621,000
Sun Inc. Debenture Bonds   9.000%    11/01/24   400,000             452,500

Total notes and bonds (cost: $17,728,595)                        18,036,536

Total Investments (cost: $36,664,068)                $           42,708,728


*does not pay cash dividends

















The accompanying notes are an integral part of the financial statements.

                   AUL American Series Fund, Inc.
                       schedule of investments
                 tactical asset allocation portfolio
                          December 31, 1996
                                             Market              Market
Description         Shares                 Value

Common Stock (55.8%)
Automotive & Truck (2.9%)
Chrysler Corp.         1,200     $       39,600
Ford Motor Co.           700             22,312

                                         61,912

Bank & Financial (11.1%)
AFLAC, Inc.              800             34,200
AMBAC, Inc.              400             26,550
Countrywide Credit Ind.        1,000          28,625
Federal Home Loan
Mortgage Corp.           200             22,025
Federal National Mortgage
Association            1,000             37,250
Lehman Brothers Holding, Inc.        1,000         31,375
MGIC Investment Group            400          30,400
PMI Group, Inc.          500             27,688

                                        238,113

Chemicals (2.7%)
Dow Chemical Co.         400             31,350
Georgia Gulf Corp.     1,000             26,875

                                         58,225


Information Processing &
Telecommunications (12.4%)
Applied Materials, Inc.        1,000          35,938
Arrow Electronics, Inc.          700          37,450
Digi International, Inc.       2,000          19,000
Intel Corp.              300             39,281
Novell, Inc.           2,500             23,672
Phillips Electronics NV        1,000          40,000
Seagate Technology, Inc.       1,000          39,500
Sprint Corp.             800             31,900

                                        266,741

Merchandising (8.6%)

Fingerhut Companies, Inc.      1,500  $       18,375
May Department Store, Inc.     1,000          46,750
Payless Shoesource, Inc.         764          28,650
TJX Companies, Inc.     1,000            47,375
Toys R Us              1,500             45,000

                                        186,150

Metals & Mining (5.2%)
Alumax, Inc.           1,000             33,375
Aluminum Co. of America          400          25,500
Birmingham Steel Corp.         1,400          26,600
Potash Corp. of Saskatchewan           300         25,500

                                        110,975

Oil & Oil Services (1.6%)
Ashland, Inc.            400             17,550
Valero Energy Corp.       600            17,175

                                         34,725

Paper & Containers (1.1%)
International Paper Co.          600          24,225

                                         24,225

Tobacco (3.1%)
Philip Morris Cos., Inc.         400          45,050
UST, Inc.                700             22,662

                                         67,712

Miscellaneous (7.1%)
Clayton Homes, Inc.     2,500            33,750
Cracker Barrel
Old Country Store      1,500             38,062
Teleflex, Inc.           500             26,063
Trizec Hahn Corp.      2,500             55,000

                                        152,875


Total common stock (cost: $965,702)                  1,201,653


*does not pay cash dividends

























The accompanying notes are an integral part of the financial statements.

                   AUL American Series Fund, Inc.

                       schedule of investments
           tactical asset allocation portfolio (continued)
                          December 31, 1996
                                                         Market
                     Description                 Shares  Value


Money Market Mutual Funds (0.6%)
Riverfront U.S. Government Security           12,402  $           12,402

Total mutual funds (cost: $12,402)                                12,402


             Interest         Maturity                         Principal
             Rate               Date                             Amount

Notes and Bonds (43.6%)
Long Term Notes (24.6%)
U.S. Treasury Note   6.000%       10/15/99    $  100,000             100,064
U.S. Treasury Note   5.500%       04/15/00       100,000              98,284
U.S. Treasury Note   5.250%       07/31/98       100,000              99,219
U.S. Treasury Note   7.500%       11/15/01       125,000             131,595
Federal National
Mortgage Association Note    7.600% 08/02/06     100,000             101,550

Short Term Notes (19.0%)
FingerHut Coupon     5.500%       01/07/97       105,000             104,904
J.P. Morgan Coupon   5.400%       01/10/97       105,000             104,858
Merrill Lynch
Commercial Paper     5.800%       01/03/97       100,000              99,968
U.S. Treasury Note   5.500%       07/31/97       100,000             100,051


Total notes and bonds (cost: $943,601)                               940,493


Total Investments (cost: $1,921,705)                      $       2,154,548















The accompanying notes are an integral part of the financial statements.

                 (This page is intentionally blank.)

                    notes to financial statements

1.   Summary of Significant Accounting Policies
     The AUL American Series Fund, Inc. (Fund) was incorporated under the laws of Maryland on July 26, 1989, and is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. As a "series" type of mutual fund, the Fund issues shares of common stock relating to separate investment portfolios consisting of the Equity Portfolio, Money Market Portfolio, Bond Portfolio, Managed Portfolio, and Tactical
Asset Allocation Portfolio (Tactical Asset). Currently, the Fund offers shares only to separate accounts of American United
Life Insurance Company (AUL) to serve as an underlying investment vehicle for variable annuity contracts. The Fund commenced operations on April 10, 1990.

Investments
Securities traded on a national securities exchange are valued at the last trade price. Listed securities for which no sale was reported on the valuation date are valued at the latest bid price. Short-term notes are valued at amortized cost which approximates market value. Fixed income securities for which representative market quotes are readily available are valued at the latest bid price as quoted by one or more dealers who make a market in such securities. U.S. Government obligations are valued at the latest bid price; however, such obligations maturing in 60 days or less are valued at amortized cost which approximates market value.

The Money Market Portfolio securities are valued at amortized cost. The Fund's use of the amortized cost method is conditioned on its compliance with certain provisions of Rule 2a-7 of the Investment Company Act of 1940. The Investment
Manager reviews this method of valuation to ensure that the portfolio securities are reflected at their fair value.

Security transactions are recorded on the trade date plus one. Realized gains and losses are determined on specific identification basis.

Income and Expense
Dividend income is recorded on the ex-dividend date, and interest income is accrued daily. Portfolio expenses are recorded on an accrual basis.

Deferred Organization Costs
Expenses incurred by the Fund in connection with its organization have been capitalized and are amortized over five years on a straight-line basis.

Taxes
      The fund qualifies as a regulated investment company under Section M of the Internal Revenue Code. The Fund's policy is to distribute all income to shareholders, therefore, no provision has been made for income taxes.

      Dividend and Capital  Gain Distributions
      For the Money Market Portfolio, dividends from net investment income are declared and paid daily. For all other portfolios, dividends from net investment income are declared and paid quarterly. Distributions from net realized gains on investments are declared and paid at least annually for all portfolios.

Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Transactions with AUL
        AUL invested $23,000,000 to established the Fund. As of December 31, 1996. AUL's investment in the Fund is:
            Equity Portfolio    $     3,091,634
    Tactical Asset Portfolio            500,000

                                $     3,591,634

            The Fund has an investment advisory agreement with AUL to act as its investment advisor. For its services, AUL receives a fee at an annual rate of .50% of the Portfolio's average daily net assets. AUL has also agreed that its fee may be reduced if the aggregate ordinary operating expenses of the Portfolios exceed 1% of the average daily net assets during the year. To the extent that AUL has reduced its advisory fees to prevent the Portfolio's aggregate ordinary operating expenses from exceeding 1%, it may increase its advisory fee during any of the next succeeding 5 years, provided that the aggregate ordinary operating expenses in any given year do not exceed 1% of the average daily net assets in that year. The total amount of any increase in AUL's fees will not exceed the prior fee reduction.

             notes to financial statements (continued)
2.   Transactions with AUL, continued:
     AUL may terminate the policy of reducing its fee and/or assuming Fund expenses upon 30 days prior written notice to the Fund, and in any event, the policy will automatically terminate if the Investment Advisory Agreement is terminated. The investment advisory fees incurred during the years ended December 31, 1996 and 1995, were $712,483 and $502,811, respectively.

Certain directors of the Fund are officers of AUL.

3.                  Agreements with Banks
     The Fund has agreements with The Provident Bank (Bank) whereby the Bank serves as custodian of the securities and other assets of the Fund, as fund accountant, transfer and disbursing agent for the Fund. The Bank informed The Fund that they are discontinuing fund accounting services. Accordingly, the Fund is currently in the process of negotiating with The
Bank of New York with regard to performing the services previously provided by The Provident Bank.

4.                  Investment Transactions
     Purchases and sales of investment securities (excluding short-term securities and money market mutual funds) during the year ended December 31, 1996, were:
                                       Portfolio

                       Equity Money Market      Bond     Managed
Tactical Asset

Common Stock:
Purchases       $      12,290,803  $          $             $          6,579,670
$            811,486
Proceeds from sales      4,116,316                                     3,218,744
                  365,560
Corporate Bonds:
Purchases                                       5,341,657              3,063,069

Proceeds from sales                             2,582,262              1,408,104

Government Bonds:
Purchases                 609,844              14,969,320             12,373,813
                  239,652
Proceeds from sales                            13,809,278             7,215,867


5. Authorized Capital Shares
      The Fund has 125,000,000 authorized shares of $.001 par value capital stock, which includes 10,000,000 unallocated shares.
The remaining shares are allocated to each of the Fund's portfolios as follows:
            Equity Portfolio         10,000,000
                        Money Market Portfolio      50,000,000
                        Bond Portfolio         10,000,000
                        Managed Portfolio      20,000,000
                        Tactical Asset         25,000,000

                               115,000,000


6. Net Assets
   Net Assets at December 31, 1996, are:
                                       Portfolio

                       Equity Money Market      Bond     Managed
Tactical Asset

Proceeds from shares sold
and reinvested
distributions    $ 54,862,176  $ 164,049,404   $ 49,988,132 $   55,466,892
     $          2,009,212
Cost of shares
redeemed       (15,683,007)      (123,821,929)   (22,448,586)   (18,428,733)
           (97,291)
Undistributed net investment
income              11,852                             4,468         8,798
                109
Undistributed net realized
gain (loss)       (217,011)
Unrealized gain
(loss)  11,678,096                                 643,866           6,044,660
             232,843

          $     50,652,106        $ 40,227,475     $ 28,187,880 $ 43,091,617
$         2,144,873
notes to financial statements (continued)

7.            Unrealized Gain

     Unrealized Gain (Loss) at December 31, 1996, is:

                                       Portfolio

                       Equity Money Market      Bond     Managed
Tactical Asset


Common Stock:
Appreciation    $ 12,416,226       $               $             $ 6,140,335
    $            261,406
Depreciation       (737,732)                                         (403,616)
                 (25,455)

Notes and Bonds:
Appreciation                                          743,659         371,457
              1,549
Depreciation        (398)                             (99,793)        (63,516)
                  (4,657)

                $ 11,678,096       $                 $ 643,866     $ 6,044,660
     $            232,843



8. Shares Outstanding
   Shares Outstanding at December 31, 1996, are:

                                       Portfolio

                       Equity Money Market      Bond     Managed
Tactical Asset


AUL                       309,609
                     50,001
Dean Investments
                     50,000
AUL American Unit Trust  1,340,827  4,836,248   688,306   1,383,450

AUL Group Retirement Annuity
Separate Account II      1,171,791  32,704,457 1,776,976  1,588,086
AUL American Individual
Unit Trust                220,762   2,686,770    182,807    243,653
         84,045

                        3,042,989   40,227,475   2,648,089  3,215,189
          184,046

                 (This page is intentionally blank.)

                        FINANCIAL HIGHLIGHTS
The per share amounts are based on average shares outstanding throughout the year.

                                   Equity Portfolio

                        1996    1995     1994    1993     1992


Per Share Data:
Investment Income       $  0.39   $ 0.37    $ 0.33  $ 0.28  $ 0.32
Expense                    0.11     0.09      0.09    0.10    0.09

Net investment income      0.28     0.28      0.24    0.18    0.23

Net gain (loss) on investments 2.44  2.12      0.26   1.58    0.92

Shareholder distributions:
Net investment income     (0.28)   (0.27)     (0.24)  (0.18) (0.23)
Realized gain                       (0.19)   (0.67)     (0.39)  (0.32)


Net increase (decrease)    2.44     1.94      (0.41)   1.19      0.60
Net asset value at
beginning of year         14.21    12.27      12.68    11.49    10.89

Net asset value at end of year  $16.65 $  14.21 $ 12.27 $ 12.68  $ 11.49



Ratio to average net assets:
Expense                   0.70%    0.70%         0.73%     0.82%   0.84%
Net investment income     1.81%    2.08%         1.85%     1.46%   2.04%

Total return             19.17%   19.45%         2.64%    14.80%  10.03%

Portfolio turnover rate   11%       10%           20%       10%     15%

Average commision rate
paid*    $                0.0666      N/A            N/A     N/A     N/A

Shares outstanding       3,042,989  2,483,962    1,675,654   904,136   606,686




*Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the
period for which there was a commission. This disclosure is required by the SEC beginning in 1996.
























The accompanying notes are an integral part of the financial statements.

The per share amounts are based on average shares outstanding throughout the year.

                                Money Market Portfolio

                        1996    1995     1994    1993     1992


Per Share Data:
Investment Income       $  0.06        $  0.06         $ 0.05     $ 0.03  $ 0.04
Expense                    0.01           0.01           0.01       0.01    0.01

Net investment income      0.05           0.05           0.04       0.02    0.03

Net gain (loss) on investments

Shareholder distributions:
Net investment income       (0.05)      (0.05)          (0.04)     (0.02) (0.03)
Realized gain


Net increase
Net asset value at
beginning of year            1.00         1.00        1.00          1.00    1.00

Net asset value at end of year $ 1.00     $ 1.00    $ 1.00      $   1.00   1.00



Ratio to average net assets:
Expense                         0.70%     0.73%       0.75%       0.84%    0.85%
Net investment income            4.64%    5.13%       3.71%       2.30%    2.98%

Total return                    4.63%     5.09%       3.38%       2.33%    3.01%

Portfolio turnover rate

Average commision rate paid*    $ N/A   N/A            N/A        N/A       N/A

Shares outstanding      40,227,475  24,290,006   15,495,643  6,153,301 5,480,206










*Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the
period for which there was a commission. This disclosure is required by the SEC beginning in 1996.



The accompanying notes are an integral part of the financial statements.

The per share amounts are based on average shares outstanding throughout the year.

                                    Bond Portfolio

                        1996    1995     1994    1993     1992


Per Share Data:
Investment Income  $ 0.70    $ 0.75     $ 0.72     $ 0.75              $ 0.79
Expense              0.08      0.08       0.08       0.09                0.09

Net investment income  0.62    0.67       0.64       0.66                0.70

Net gain (loss) on investments (0.39) 1.07 (1.01)    0.49                0.06

Shareholder distributions:
Net investment income (0.63) (0.66)    (0.64)        (0.66)             (0.70)
Realized gain         (0.01)   (0.01)                 (0.14)        (0.31)

Net increase (decrease)(0.41)    1.07     (1.01)       0.35           (0.25)
Net asset value at
beginning of year      11.06     9.99      11.00       10.65           10.90

Net asset value at end of year $10.65  $11.06 $   9.99 $   11.00   $     10.65



Ratio to average net assets:
Expense                0.71%    0.70%       0.73%        0.80%           0.79%
Net investment income 5.85%     6.28%        6.19%       5.95%           6.47%

Total return          2.23%   17.79%      (3.56%)      10.69%              7.19%

Portfolio turnover rate 62%      55%          50%            29%            41%

Average commision rate paid*    $ N/A   N/A    N/A         N/A            N/A

Shares outstanding 2,648,089 2,298,581 2,046,361      1,338,361      1,123,783





*Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the
period for which there was a commission. This disclosure is required by the SEC beginning in 1996.
















The accompanying notes are an integral part of the financial statements.

The per share amounts are based on average shares outstanding throughout the year.

                                   Managed Portfolio

                        1996    1995     1994    1993     1992


Per Share Data:
Investment Income $ 0.53   $     0.54   $ 0.50    $ 0.49              $ 0.58
Expense             0.09         0.08     0.08      0.09                0.09

Net investment income 0.44       0.46     0.42      0.40                0.49

Net gain (loss) on
investments           1.01       1.62   (0.45)       1.07                0.41

Shareholder distributions:
Net investment income  (0.44)   (0.46)   (0.42)       (0.40)            (0.49)
Realized gain          (0.03)   (0.20)   (0.30)       (0.24)            (0.35)


Net increase (decrease) 0.98     1.42     (0.75)       0.83                0.06
Net asset value at
beginning of year      12.42     11.00    11.75       10.92               10.86

Net asset value at
end of year          $ 13.40  $  12.42  $   11.00  $   11.75       $  10.92



Ratio to average net assets:
Expense                0.70%      0.70%    0.73%       0.81%           0.82%
Net investment income  3.43%       3.86%   3.63%       3.49%           4.46%

Total return          11.79%     19.13%    (0.92%)     12.98%          7.95%

Portfolio turnover rate  34%       35%        34%             9%            33%

Average commision rate paid*    $ 0.0668  N/A    N/A       N/A            N/A

Shares outstanding 3,215,189   2,484,037   2,233,298   1,197,065      760,101



*Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the
period for which there was a commission. This disclosure is required by the SEC beginning in 1996.



















The accompanying notes are an integral part of the financial statements.

The per share amounts are based on average shares outstanding throughout the year.

              Tactical Asset Allocation Portfolio

                        1996    1995(1)


Per Share Data:
Investment Income       $          0.39             $     0.20
Expense                         0.11                     0.04

Net investment income            0.28                    0.16

Net gain (loss) on investments         1.38                  0.49

Shareholder distributions:
Net investment income       (0.28)               (0.16)
Realized gain                  (0.17)                   (0.05)


Net increase (decrease)          1.21                    0.44
Net asset value at
beginning of year               10.44                   10.00

Net asset value at end of year  $               11.65            $  10.44



Ratio to average net assets:
Expense                         1.00%                   1.00%
Net investment income            6.03%                  3.70%

Total return(                  15.67%                    6.49%

Portfolio turnover rate        25%               4%

Average commision rate paid*    $                0.0799             N/A

Shares outstanding         184,046          109,147






*Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the
period for which there was a commission. This disclosure is required by the SEC beginning in 1996.

(1) Ratios calculated for period July 31, 1995 through December 31, 1955 on annualized basis











The accompanying notes are an integral part of the financial statements.

(This page is intentionally blank.)

American United Life Insurance Company
   P.O. Box 368
      Indianapolis, Indiana 46206-0368

SA-12757K